Exhibit 10.25
EXECUTION COPY
JOINDER AND FIRST AMENDMENT TO PROGRAM CONTRACTS
     This Joinder and First Amendment to Program Contracts (this “First Amendment”), dated as of November 10, 2006, is made by and among the following parties (collectively, the “Parties”):
     HSBC Bank USA, National Association, a national banking association (“HSBC NA”);
     HSBC Trust Company (Delaware), N.A., a national banking association (“HSBC Trust”);
     HSBC Taxpayer Financial Services Inc., a Delaware corporation (“HSBC TFS”);
     Beneficial Franchise Company Inc., a Delaware corporation (“Beneficial Franchise”);
     Household Tax Masters Acquisition Corporation, a Delaware corporation (“HTMAC”);
     H&R Block Services, Inc., a Missouri corporation (“Block Services”);
     H&R Block Tax Services, Inc., a Missouri corporation (“Block Tax Services”);
     H&R Block Enterprises, Inc., a Missouri corporation (“Block Enterprises”);
     H&R Block Eastern Enterprises, Inc., a Missouri corporation (“Block Eastern Enterprises”);
     H&R Block Digital Tax Solutions, LLC, a Delaware limited liability company (“Block Digital”);
     H&R Block and Associates, L.P., a Delaware limited partnership (“Block Associates”);
     HRB Royalty, Inc., a Delaware corporation (“Royalty”);
     HSBC Finance Corporation, a Delaware corporation (“HSBC Finance”);
     H&R Block, Inc., a Missouri corporation (“H&R Block”); and
     Block Financial Corporation, a Delaware corporation (“BFC”).
NOTE: CERTAIN MATERIAL HAS BEEN OMMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS: [***].

RECITALS
     A. All the Parties hereto other than HSBC Trust and BFC entered into that certain HSBC Retail Settlement Products Distribution Agreement, dated as of September 23, 2005 (the “Original Retail Distribution Agreement”).
     B. Pursuant to Sections 2.6(b) and 2.7(a) of the Original Retail Distribution Agreement and subject to the conditions set forth therein, HSBC NA may assign its rights and Obligations under the Original Retail Distribution Agreement and other Program Contracts to an Affiliate that is a national bank.
     C. Pursuant to Section 2.5(b) of the Digital Distribution Agreement (and subject to the conditions set forth therein), HSBC NA may assign its rights and Obligations thereunder to an Affiliate that is a national bank.
     D. Pursuant to Section 1.3(b) of the Participation Agreement (and subject to the conditions set forth therein), HSBC NA may assign its rights and Obligations thereunder to an Affiliate that is a national bank.
     E. Pursuant to Sections 1.3(b) of the Servicing Agreement (and subject to the conditions set forth therein), HSBC NA may assign its right and Obligations thereunder to an Affiliate that is a national bank.
     F. HSBC NA desires to (i) assign to HSBC Trust all of its rights and Obligations under the Original Retail Distribution Agreement and the other Program Contracts to which it is a party to serve as the Originator of (A) Retail Settlement Products issued through Block Offices other than through Block Offices located in the States of California, Delaware, Florida, New Jersey, New York, Oregon and Washington, the Commonwealths of Massachusetts and Pennsylvania and the District of Columbia (the “Assigned Locations”), and (B) Digital Settlement Products issued through the Block Digital Channel, and (ii) retain its rights and obligations under the Retail Distribution Agreement and the other Program Contracts to which it is a party to serve as the Originator of Retail Settlement Products issued through Block Offices located in the States of California, Delaware, Florida, New Jersey, New York, Oregon and Washington, the Commonwealths of Massachusetts and Pennsylvania and the District of Columbia, (the “Retained Locations”).
     G. HSBC Trust desires to assume all of HSBC NA’s rights and Obligations to serve as the Originator under (i) the Original Retail Distribution Agreement with respect to Retail Settlement Products issued through the Assigned Locations and (ii) the Digital Distribution Agreement with respect to Digital Settlement Products issued through the Block Digital Channel.

     H. HSBC Trust desires to assume all of HSBC NA’s rights and Obligations as Originator under the Participation Agreement with respect to Retail Settlement Products issued through Assigned Locations and Digital Settlement Products issued through the Block Digital Channel.
     I. The Block Companies are willing to consent to the partial assignment of rights and Obligations from HSBC NA to HSBC Trust.
     J. HSBC Trust is in the process of obtaining all regulatory approvals necessary for it to carry out its obligations as Originator with respect to the Assigned Locations and the Block Digital Channel, and the parties desire that no assignment to, or agency appointment by, HSBC Trust occur until such approvals are obtained.
     K. In connection with HSBC NA’s assignment of its rights and Obligations as Originator to HSBC Trust with respect to Retail Settlement Products issued through the Assigned Locations and Digital Settlement Products issued through the Block Digital Channel, HSBC NA desires to terminate the Block Agents as its Agents with respect to origination activities for Retail Settlement Products issued through the Assigned Locations and Digital Settlement Products issued through the Block Digital Channel.
     L. HSBC Trust as Originator desires to appoint the Block Agents as its Agents in connection with its assumption of origination activities with respect to Retail Settlement Products issued through the Assigned Locations and Digital Settlement Products issued through the Block Digital Channel.
     M. The Parties hereto have jointly developed a new “Enhanced IRAL” product and also desire to amend the Program Contracts to include such product as a type of IRAL that may be offered to Clients.
     N. The Parties hereto desire to remove HTMAC as a party from all of the Program Contracts to which it is currently a party and to substitute HSBC TFS in its place.
     O. The Parties hereto desire to enter into this First Amendment to amend the Original Retail Distribution Agreement and the other Program Contracts to effect the foregoing changes (the Original Retail Distribution Agreement, as amended by this First Amendment, and all subsequent amendments and restatements thereof and supplements thereto, is referred to as the “Retail Distribution Agreement”).
AGREEMENT
     ACCORDINGLY, the Parties to this First Amendment agree as follows:
     Section 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the HSBC Appendix of Defined Terms and Rules of Construction attached to the Original Retail Distribution Agreement (as hereinafter amended), as hereinafter amended by this First Amendment.

     Section 2. Joinder, Assignment, Assumption and Consent.
          (a) HSBC NA hereby assigns to HSBC Trust all of its rights and Obligations under the Retail Distribution Agreement and the other Program Contracts to which it is a party to serve as the Originator of (i) Retail Settlement Products issued through the Assigned Locations in the HSBC Trust States and (ii) Digital Settlement Products issued through the Block Digital Channel.
          (b) HSBC Trust, by execution of this First Amendment, hereby (1) accepts such assignment from HSBC NA and agrees to become the Originator of (i) Retail Settlement Products issued through the Assigned Locations in the HSBC Trust States and (ii) Digital Settlement Products issued through the Block Digital Channel, (2) agrees to be bound by all of the terms and conditions of each of the Program Contracts applicable to “HSBC Bank” (as such term is amended by this First Amendment) in its capacity as Originator with respect to the Assigned Locations in the HSBC Trust States and the Block Digital Channel, and (3) assumes all obligations and liabilities of “HSBC Bank” (as such term is amended by this First Amendment) in its capacity as Originator with respect to the Assigned Locations in the HSBC Trust States and the Block Digital Channel under the Program Contracts to which it is a party.
          (c) The Block Companies hereby consent to the partial assignment of the rights and Obligations of HSBC NA to HSBC Trust as provided in this First Amendment to the extent such consent is required under the Program Contracts.
     Section 3. Removal of HTMAC as a Party. HTMAC hereby assigns to HSBC TFS all of its rights and Obligations under the Retail Distribution Agreement and the other Program Contracts to which it is a party and ceases to be a party to any of the Program Contracts. HSBC TFS, by execution of this First Amendment, hereby (1) accepts such assignment from HTMAC and agrees to be bound by all of the terms and conditions of each of the Program Contracts applicable to “HTMAC”, and (2) assumes all obligations and liabilities of “HTMAC” under the Program Contracts to which it is a party. The Parties hereby consent to this assignment and assumption with respect to the Program Contracts, including those to which HTMAC is currently a party, effective as of the date of this First Amendment, which include, but are not limited to, the Retail Distribution Agreement, the Servicing Agreement, the Participation Agreement, the Indemnification Agreement and the HSBC Common Interest, Joint Defense and Confidentiality Agreement dated as of September 23, 2005 between the HSBC Companies (as defined prior to the effective date of this First Amendment) and the Block Companies.
     Section 4. Agency Appointments and Terminations.
          (a) HSBC Trust hereby appoints the Block Agents, and the Block Agents hereby accept such appointment, to act as agents of HSBC Trust for purposes of offering and distributing Retail Settlement Products issued through the Assigned Locations in the HSBC Trust States and Digital Settlement Products issued through the Block Digital Channel.
          (b) HSBC NA hereby terminates the appointment of each of the Block Agents and the Franchisee Agents as its agent with respect to offering and distributing Retail Settlement

Products issued through the Assigned Locations in the HSBC Trust States and Digital Settlement Products issued through the Block Digital Channel.
     Section 5. Amendments.
          (a) The Appendix of Defined Terms and Rules of Construction attached to the Original Retail Distribution Agreement is hereby amended:
                    (1) by adding thereto the following defined terms (which are added thereto in alphabetical order:
     “Assigned Locations” shall mean all Block Offices other than Block Offices located in the States of California, Delaware, Florida and New Jersey, New York, Oregon and Washington, the Commonwealths of Massachusetts, and Pennsylvania and the District of Columbia, provided, however, that these locations may be modified prospectively in accordance with Section 2.8 of the Retail Distribution Agreement.
     “Enhanced IRAL” shall mean (a) an IRAL issued to a Client who would not have qualified for an IRAL but for implementation of the credit criteria for Enhanced IRALs established by the Originator, or (b) an IRAL issued to a Client in an amount greater than what such Client would have qualified for but for implementation of the credit criteria for Enhanced IRALs established by the Originator.
     “HSBC NA States” shall mean, collectively, the States of California, Delaware, Florida, New Jersey, New York, Oregon and Washington, the Commonwealths of Massachusetts and Pennsylvania and the District of Columbia, provided, however, that these states may be modified prospectively in accordance with Section 2.8 of the Retail Distribution Agreement.
     “HSBC Trust” shall mean HSBC Trust Company (Delaware), National Association, a national banking association, and its successors and assigns.
     “HSBC Trust States” shall mean, collectively, all of the states, commonwealths and territories of the United States of America and other locations that do not constitute the HSBC NA States, provided, however, that the states may be modified prospectively in accordance with Section 2.8 of the Retail Distribution Agreement.
     “RAC Documents” shall mean with respect to each HSBC RAC, any and all other documents executed and delivered in connection with the origination or subsequent modification of such HSBC RAC.
     “Retained Locations” shall mean Block Offices located in the States of California, Delaware, Florida, New Jersey, New York, Oregon and Washington, the Commonwealths of Massachusetts and Pennsylvania and the District of Columbia, provided, however, that these locations may be modified prospectively in accordance with Section 2.8 of the Retail Distribution Agreement.
                    (2) by deleting in their entirety the existing definitions of the following defined terms and inserting in their place the following new definitions:
     “HSBC Bank” shall mean (a) HSBC NA or HSBC Trust, as the case may be, or (b) in the event that HSBC NA or HSBC Trust shall assign their respective rights and obligations under the Retail Distribution Agreement and the other Program Contracts pursuant to Section 2.6(b) or 2.7 of the Retail Distribution Agreement, and, if assigned pursuant to Section 2.7 of the Retail Distribution Agreement, subject to the satisfaction of the terms and conditions specified in Section 2.7(b) of the Retail Distribution Agreement, the national bank, federal savings association, operating subsidiary or other Affiliate that is the permitted assignee of HSBC NA or HSBC Trust, it being understood that when “HSBC Bank” has the ability to act or make a determination under the Program Contracts, each of the entities then constituting an “HSBC Bank” may do so independently and no such entity is the agent of the other. For the avoidance of doubt, the inclusion in the foregoing definition of “HSBC Bank” of references to Sections of the Retail Distribution Agreement is not intended to, and shall not, affect the rights of the parties pursuant to such Sections.
     “HSBC Companies” shall mean, collectively, HSBC Bank, HSBC NA, HSBC Trust, HSBC TFS and Beneficial Franchise.
     “HSBC Indemnifying Parties” shall mean, collectively, HSBC Bank, HSBC TFS and Beneficial Franchise.
     “IRAL” or “Instant Money” shall mean any of (a) a RAL for which a credit decision is made prior to Block Services receiving both (i) the IRS Return Notification and (ii) the Debt Indicator, (b) an Enhanced IRAL or (c) a RAL designated as such by mutual written agreement of the HSBC Companies and the Block Companies.
     “Originator” shall mean the originator of Retail Settlement Products through Block Offices and Digital Settlement Products through the Block Digital Channel; provided, however, that with respect to Retail Settlement Products issued through Retained Locations in the HSBC NA States, the term “Originator” refers only to HSBC NA and its permitted assignees or successors in interest, and with respect to Retail Settlement Products issued through Assigned Locations in the HSBC Trust States and Digital Settlement Products issued through the Block Digital Channel, the term “Originator” refers only to HSBC Trust and its permitted assignees or successors in interest.
     “RAL Documents” shall mean with respect to each HSBC RAL, the related Note and the related Security Agreement, if applicable, and any and all other documents executed and delivered in connection with the origination or subsequent modification of such HSBC RAL.
                    (3) The Parties agree that all Program Contracts are hereby amended to incorporate the amendments to the Appendix of Defined Terms and Rules of Construction pursuant to this Section 4.
          (b) The agency effective dates set forth in Section 2.1(c) and Section 11.1(a) of the Retail Distribution Agreement are hereby amended to read “November 10, 2006.”
          (c) Section 2.4(a)(iii) to the Retail Distribution Agreement is hereby amended by adding the phrase “Subject to Section 2.4(c) hereof,” at the beginning thereof.
          (d) A new Section 2.4(c) is hereby added to the Retail Distribution Agreement immediately following Section 2.4(b) therein as follows:
     (c) Except as otherwise provided in this Retail Distribution Agreement, the Originator shall Offer Enhanced IRALs through the Block Agents at the Block Offices, and the Originator and the Block Agents shall comply with the policies and procedures set forth in the Enhanced IRAL Product Policies and Procedures Schedule attached hereto as Schedule 2.4(c). Any Client whose application for an Enhanced IRAL is denied by HSBC Bank will receive free federal income tax return preparation services from the Block Companies for the then current tax period.
          (e) Section 2.7 is hereby amended to permit HSBC Trust to assign its rights and Obligations under the Retail Distribution Agreement and other Program Contracts, on the same terms and subject to the same restrictions as are applicable to HSBC NA.
          (f) A new Section 2.8 is hereby added to the Retail Distribution Agreement, immediately following Section 2.7 therein as follows:
     Section 2.8. Future Modifications to Definitions of “Assigned Locations,” “Retained Locations,” “HSBC NA States” and “HSBC Trust States.”
     (a) After April 15, 2007, the HSBC Companies may, in their reasonable discretion, modify the definitions of “Assigned Location,” “Retained Location,” “HSBC NA States” and “HSBC Trust States” to move locations and states from one category to the other on an annual basis, provided that such modification does not have a material adverse effect upon any of the Block Companies. Any such modification shall be effective prospectively only, and shall be in effect for an entire Tax Period.
     (b) During the Term of the Retail Distribution Agreement, on or before June 30th of each year, the HSBC Companies may notify the Block Companies in writing of any such changes to such definitions, provided, however, that (i) the only such change is a movement of an Assigned Location to a Retained Location, or vice versa, and a corresponding movement of an HSBC

Trust State to an HSBC NA State, or vice versa, (ii) the changes are done only for entire states, commonwealths, territories or foreign countries, and (iii) there are no Retained Locations in an HSBC Trust State or Assigned Locations in any HSBC NA State. No other modifications to such definitions are authorized under this Section 2.8. No whole or partial assignment to any other entity is authorized under this Section 2.8.
     (c) It shall not be necessary for the parties to execute and deliver a subsequent amendment to Program Contracts to evidence such modification, but the parties may choose to do so if they deem it desirable.
     (d) The HSBC Companies shall reimburse the Block Companies for all out-of-pocket expenses reasonably incurred by the Block Companies as a result of any such modification.
          (g) Section 22.3 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 22.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth in this Section 22.3 or on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify in writing. Each such notice, request or other communication shall be effective (a) if given by facsimile, when transmitted to the facsimile number specified in this Section 22.3 and confirmation of receipt is received by the sender, (b) if given by mail, upon the earlier of actual receipt or five (5) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, properly addressed and with proper postage prepaid, (c) one (1) Business Day after deposit with an internationally reputable overnight courier properly addressed and with all charges prepaid or (d) when received, if by any other means.
     Notices shall be addressed as follows:

If to HSBC TFS:	HSBC Taxpayer Financial Services Inc.
200 Somerset Corporate Blvd.
Bridgewater, NJ 08807
Telephone: 908-203-4441
Facsimile: 908-203-4211
Attention: CEO and Managing Director

With a copy to (which shall not	HSBC Taxpayer Financial Services, Inc.
constitute notice hereunder):	90 Christiana Road
New Castle, DE 19707
Telephone: 302-327-2507
Facsimile: 302-327-2533
Attention: General Counsel

If to Beneficial Franchise:	Beneficial Franchise Company Inc.
200 Somerset Corporate Blvd.
Bridgewater, NJ 08807
Telephone: 908-203-4441
Facsimile: 908-203-4211
Attention: CEO and Managing Director

With a copy to (which shall not	HSBC Taxpayer Financial Services, Inc.
constitute notice hereunder):	90 Christiana Road
New Castle, DE 19707
Telephone: 302-327-2507
Facsimile: 302-327-2533
Attention: General Counsel

If to HSBC Finance:	HSBC Finance Corporation
200 Somerset Corporate Blvd.
Bridgewater, NJ 08807
Telephone: 908-203-2222
Facsimile: 908-203-4221
Attention: Patrick Cozza, Group Executive

With a copy to (which shall not	HSBC Finance Corporation
constitute notice hereunder):	2700 Sanders Road
Prospect Heights, IL 60070
Telephone: 847-564-6268
Facsimile: 847-564-6001
Attention: Deputy General Counsel - Operations

If to HSBC NA:	HSBC Bank USA, National Association
One HSBC Center, 10th Floor
Buffalo, NY 14203
Telephone: 716-841-6197
Facsimile: 716-841-6591
Attention: Executive V.P., Consumer Finance

With a copy to (which shall not	HSBC Bank USA, National Association
constitute notice hereunder):	452 Fifth Ave., 7th Floor
New York, NY 10018
Telephone: 212-525-6533
Facsimile: 212-525-8447
Attention: General Counsel

If to HSBC Trust:	HSBC Trust Company (Delaware), N.A.
1201 North Market Street
Wilmington, DE 19801
Telephone: 302-657-8429
Facsimile: 302-657-8415
Attention: President

With a copy to (which shall not	HSBC Trust Company (Delaware), N.A.
constitute notice hereunder):	452 Fifth Ave., 7th Floor
New York, NY 10018
Telephone: 212-525-6533
Facsimile: 212-525-8447
Attention: General Counsel

If to HSBC Bank:	To both HSBC NA and HSBC Trust at the
addresses listed above.

If to Block Services:	H&R Block Services, Inc.
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to Block Tax Services:	H&R Block Tax Services, Inc.
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to Block Enterprises:	H&R Block Enterprises, Inc.
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to Block Eastern Enterprises:	H&R Block Eastern Enterprises, Inc.
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to Block Digital:	H&R Block Digital Tax Solutions, LLC
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to Block Associates:	H&R Block and Associates, L.P.
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to Royalty:	HRB Royalty, Inc.
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to BFC:	Block Financial Corporation
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann

If to H& R Block:	H&R Block, Inc.
One H&R Block Way
Kansas City, Missouri 64105
Telephone: 816-854-3000
Facsimile: 816-854-8500
Attention: President and General Counsel

With a copy to (which shall not	Stinson Morrison Hecker LLP
constitute notice hereunder):	1201 Walnut Street
Kansas City, Missouri 64106
Telephone: 816-691-3208
Facsimile: 816-691-3495
Attention: Mike W. Lochmann
     (h) A new Section 22.22 is hereby added to the Retail Distribution Agreement immediately following Section 22.21 therein as follows:
     “Section 22.22 Press Releases. During the Term of this Retail Distribution Agreement, if any of the Block Companies or their Affiliates on the one hand, or any of the HSBC Companies or their Affiliates on the other hand (in either case, an “Issuing Party”, and the other party, the “Referenced Party”), proposes to:
     (a) provide any written communication to any Governmental Authority or recognized consumer advocate group, in either case that specifically references, by name or trade name, the Referenced Party and is reasonably expected to become known to the general public, then the Issuing Party shall (i) provide to the Referenced Party, via facsimile or email, a draft of such proposed written communication a reasonable time (depending upon the circumstances) prior to dissemination thereof, (ii) give the Referenced Party the opportunity to comment upon such written communication and (iii) give reasonable consideration to the Referenced Party’s comments, including making modifications to address the Referenced Party’s concerns if doing so would be appropriate in the reasonable judgment of the Issuing Party; or
     (b) issue a press release that specifically references, by name or trade name, the Referenced Party, then the Issuing Party shall not issue any such press release without the Referenced Party’s prior written consent, which consent shall not be unreasonably withheld or unreasonably delayed;
provided, however, that for the avoidance of doubt, the foregoing notice and approval procedures shall not apply to any:
(i)	verbal communication;

(ii)	media discussion or interview;

(iii)	press release or written communication that refers to the Program Contracts, the Settlement Product Program or any Settlement Product, but does not specifically reference, by name or trade name, any Referenced Party;

(iv)	informal or incidental written communication, including without limitation, e-mails and facsimiles (provided that such means of communication is not used to circumvent the intent and purpose of subparagraph (a) above);

(v)	filing with or written communication to the SEC;

(vi)	notice or written communication to employees, shareholders or franchisees;

(vii)	written communication to a third party providing products or services to the Issuing Party;

(viii)	written communication to educators, analysts, foundations, “think tanks” and similar individuals and institutions;

(ix)	notice or written communication to the Issuing Party’s federal or state regulators;

(x)	written communication filed or made in any case, arbitration or other legal or administrative proceeding to which the Issuing Party or any of its Affiliates is a party or subject; or

(xi)	press release or formal written communication relating to any pending dispute, litigation or arbitration in which any of the Block Companies or their Affiliates and any of the HSBC Companies or their Affiliates.”
          (i) The Agreement between H&R Block, Inc and HSBC Finance Corporation dated September 23, 2005 is hereby amended by deleting the definition of “HSBC Parties” and inserting in its place the following new definition:
     The “HSBC Parties” are: HSBC Bank USA, National Association; HSBC Taxpayer Financial Services Inc. (f/k/a Household Tax Masters Inc. and Beneficial Tax Masters Inc.); Beneficial Franchise Company Inc.; Beneficial Tax Centers, Inc., Household International, Inc., n/k/a HSBC Finance Corporation, Household Finance Corporation, Household Bank, f.s.b.; Beneficial National Bank, and: (a) any and all of their respective past, present, and future parent companies, subsidiaries, divisions, affiliates, franchisees, predecessors, successors, and assigns; (b) their respective present and former directors, officers, employees, shareholders, and contractors (including, but not limited to, Imperial Capital Bank); and (c) all persons or entities acting on behalf or at the direction of any of the foregoing.

     Section 6. Reference to and Effect Upon the Existing Program Contracts.
          (a) Except as explicitly stated in this First Amendment, all terms of the Program Contracts as in effect immediately preceding execution of this First Amendment shall remain in full force and effect as provided therein and in accordance with the terms thereof.
          (b) Except as explicitly stated in this First Amendment, the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any party under the Program Contracts as in effect immediately preceding execution of this First Amendment, nor constitute a waiver of any provision of the Program Contracts as in effect immediately preceding execution of this First Amendment.
          (c) Upon the effectiveness of this First Amendment, each reference in each of the Program Contracts to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Program Contract as amended by this First Amendment.
          (d) Subject to Section 5 above and the other specific provisions of this Section 6, each reference to any Obligation of HSBC NA in the Program Contracts, either directly or by inclusion of such entity in the definitions of the terms “HSBC Bank,” “HSBC Companies,” “HSBC Indemnified Party” or “HSBC Indemnifying Party,” shall be deemed to refer to Obligations of HSBC Trust with respect to its activities as Originator for the Assigned Locations in the HSBC Trust States and the Block Digital Channel. For the avoidance of doubt, any reference to an obligation of “Originator” in the Program Contracts, as amended, shall mean an obligation of either HSBC NA or HSBC Trust, severally.
          (e) Subject to the other terms and provisions of this First Amendment, HSBC Trust hereby makes each and every representation, warranty and covenant of HSBC NA in its capacity as Originator for the Assigned Locations in the HSBC Trust States and the Block Digital Channel, whether specified as a representation, warranty or covenant of “HSBC Bank,” an “HSBC Company,” the “Originator,” an “HSBC Indemnified Party,” an “HSBC Indemnifying Party,” or otherwise.
          (f) Subject to the other terms and provisions of this First Amendment, each payment obligation of any Block Company to either HSBC NA or HSBC Trust under the Program Contracts, as amended, whether specified as a payment obligation to “HSBC Bank,” an “HSBC Company,” the “Originator,” an “HSBC Indemnified Party” or an “HSBC Indemnifying Party,” or otherwise, shall be computed on an aggregated basis (without duplication) with respect to both HSBC NA and HSBC Trust.
          (g) Subject to the other terms and provisions of this First Amendment, each payment obligation payable to any Block Company from either HSBC NA or HSBC Trust under the Program Contracts, as amended, whether specified as a payment obligation from “HSBC Bank,” an “HSBC Company,” the “Originator,” an “HSBC Indemnified Party” or an “HSBC Indemnifying Party,” or otherwise, shall be computed on an aggregate basis (without duplication) with respect to both HSBC NA and HSBC Trust.

          (h) Notwithstanding any other provision of the Program Contracts or this First Amendment to the contrary, solely with respect to the assignment to HSBC Trust contemplated hereunder, the provisions of Section 2.7(b)(iii) and Section 2.7(c) of the Retail Agreement, and of Section 2.6 of each Franchise Distribution Agreement, shall not be applicable and HSBC NA shall continue to be party to all Program Contracts and responsible for all of its Obligations that are not specifically assigned to HSBC Trust hereunder.
     Section 7. Partial Expense Reimbursement Related to Assignment.
          (a) No later than fifteen (15) days following the execution and delivery of this First Amendment, the HSBC Companies agree to pay to the Block Companies $500,000 to partially reimburse them for out-of-pocket expenses incurred by them as a result of this assignment.
          (b) The Parties do not agree whether the assignment contemplated by this First Amendment is pursuant to Section 2.6 or Section 2.7 of the Retail Distribution Agreement. The foregoing allocation of expenses is for this First Amendment only, and is not a precedent for any future reorganization, assignment or other amendment to the Program Contracts.
     Section 8. HSBC Guaranty. HSBC Finance acknowledges that HSBC Trust has become an HSBC Company covered by the HSBC Guaranty, as set forth in Article XX of the Retail Distribution Agreement.
     Section 9. Further Assurances. The Parties agree to (i) furnish upon request such further information, (ii) execute and deliver to each other such additional documents and (iii) do such other acts and things, all as any Party hereto may reasonably request for the purpose of carrying out the intent of this First Amendment and partial assignment contemplated hereby.
     Section 10. Headings. Headings and captions used in this First Amendment (including all exhibits and schedules thereto) are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.
     Section 11. Alternative Dispute Resolution. ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (EXCEPT JUDICIAL ACTION FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF) SHALL BE RESOLVED AMONG THE PARTIES TO SUCH DISPUTE BY NEGOTIATIONS, MEDIATION AND ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE.
     Section 12. Governing Law; Submission To Jurisdiction. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI. WITHOUT LIMITING THE EFFECT OF SECTION 11 HEREOF AND ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, EACH OF THE PARTIES HERETO (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND/OR STATE

COURTS SITTING IN ST. LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF PERMITTED BY SECTION 21.12 OF THE RETAIL DISTRIBUTION AGREEMENT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN SUCH PROCEEDING IN THE MANNER PROVIDED FOR NOTICES IN SECTION 22.3 OF THE RETAIL DISTRIBUTION AGREEMENT, AND (D) AGREES THAT NOTHING IN THIS FIRST AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS FIRST AMENDMENT TO SERVE PROCESS IN ANY SUCH PROCEEDING IN ANY OTHER MANNER PERMITTED BY LAW.
     Section 13. Waiver of Jury Trial. WITHOUT LIMITING THE EFFECT OF SECTION 10 HEREOF, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 14. Counterparts. This First Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This First Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto.
[remainder of page intentionally blank]

THIS FIRST AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES
     IN WITNESS WHEREOF, the following Parties have caused this Joinder and First Amendment to Program Contracts to be executed by their respective duly authorized officers as of the date first set forth above, it being understood that no Party, other than HSBC Trust, shall be deemed to become a signatory to any Program Contract to which such Party was not previously a signatory as a result of executing this First Amendment.

HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association
By:
Name:
Title:

HSBC TRUST COMPANY (DELAWARE), N.A., a national banking association
By:
Name:
Title:

HSBC TAXPAYER FINANCIAL SERVICES INC., a Delaware corporation
By:
Name:
Title:

BENEFICIAL FRANCHISE COMPANY INC., a Delaware corporation
By:
Name:
Title:

THIS FIRST AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES

HOUSEHOLD TAX MASTERS ACQUISITION CORPORATION, a Delaware corporation
By:
Name:
Title:

H&R BLOCK SERVICES, INC., a Missouri corporation
By:
Name:
Title:

H&R BLOCK TAX SERVICES, INC., a Missouri corporation
By:
Name:
Title:

H&R BLOCK ENTERPRISES, INC., a Missouri corporation
By:
Name:
Title:

H&R BLOCK EASTERN ENTERPRISES, INC., a Missouri corporation
By:
Name:
Title:

THIS FIRST AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES

H&R BLOCK DIGITAL TAX SOLUTIONS, LLC, a Delaware limited liability company
By:
Name:
Title:

H&R BLOCK AND ASSOCIATES, L.P., a Delaware limited partnership

By:	HRB Texas Enterprises, Inc.,
its General Partner

By:
Name:
Title:

HRB ROYALTY, INC., a Delaware corporation
By:
Name:
Title:

THIS FIRST AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES
     IN WITNESS WHEREOF, the following Parties hereto have caused this Joinder and First Amendment to Program Contracts to be executed by their respective duly authorized officers as of the date first set forth above solely for the limited purpose of acknowledging the amendments set forth herein in connection with such Parties’ respective guaranties set forth in Article XX, and also for purposes of Articles XXI and XXII of the Retail Distribution Agreement, and, with respect to HSBC Finance, the acknowledgement set forth in Section 7 of this Joinder and First Amendment to the Program Contracts.

HSBC FINANCE CORPORATION, A Delaware corporation
By:
Name:
Title:

H&R BLOCK, INC., A Missouri corporation
By:
Name:
Title:

Schedule 2.4(c)
Enhanced IRAL Product Policies and Procedures
[***]